                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


              ---------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                  June 8, 2001


                         TOYOTA MOTOR CREDIT CORPORATION

             (Exact name of registrant as specified in its charter)



    CALIFORNIA                     1-9961              95-3775816

    (State or Other       (Commission File Number)     (IRS Employer
    Jurisdiction of                                    Identification No.)
    Incorporation)


                           19001 SOUTH WESTERN AVENUE
                           TORRANCE, CALIFORNIA 90509

               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (310) 468-1310


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.


EXHIBIT NO.   DESCRIPTION
-----------   -----------
1.1           Purchase Agreement, dated June 1, 2001, among Toyota Motor Credit
              Corporation and Nomura International plc, Daiwa Securities SMBC
              Europe Limited, Goldman Sachs International, Merrill Lynch
              International, Salomon Brothers International Limited,
              Tokyo-Mitsubishi International plc and UBS AG, acting through its business group UBS Warburg.

4.2           Form of Note.








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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TOYOTA MOTOR CREDIT CORPORATION
                                          (Registrant)


Date: June 8, 2001
                                          By:    /s/ Michael Deaderick
                                              ------------------------------
                                               Michael Deaderick
                                               Senior Vice President











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